Exhibit 10.3

EXECUTION VERSION

TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated as of October 31, 2017 (this “Agreement”), is made and entered into by and among NII Holdings, Inc., a Delaware corporation (the “Existing Parent Guarantor”), China Development Bank Corporation, in its capacities as lender (“Lender”) and administrative agent (the “Administrative Agent”) under the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Parent Guaranty (as defined below).

RECITALS

WHEREAS, the Existing Parent Guarantor and the Administrative Agent are parties to that certain Parent Guaranty, dated as of September 25, 2013 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Existing Parent Guaranty”);

WHEREAS, simultaneously herewith, the Borrower, the Lender, the Administrative Agent and the other parties thereto are entering into those certain amendment and restatements of the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement (collectively, the “Amended and Restated Credit Agreements”); and

WHEREAS, in connection with the Amended and Restated Credit Agreements, the Lender and the Administrative Agent have agreed to terminate the Existing Parent Guaranty and release the Existing Parent Guarantor from its obligations under the Existing Parent Guaranty and the other Transaction Documents (as defined in the Amended and Restated Credit Agreements) as set forth herein.

NOW, THERFORE, in consideration of the recitals set forth above and the agreements, mutual promises and covenants set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Termination. On the Restatement Closing Date (as defined in the Amended and Restated Credit Agreements), the Existing Parent Guaranty shall automatically terminate, all rights of the Financing Parties under the Existing Parent Guaranty shall terminate, and all obligations of the Existing Parent Guarantor under the Existing Parent Guaranty and any other Transaction Document (as defined in the Amended and Restated Credit Agreements) shall terminate and be discharged in full and the Existing Parent Guarantor shall have no further obligations under the Existing Parent Guaranty or any other Transaction Document (as defined in the Amended and Restated Credit Agreements).

2.Further Assurances. The parties hereto agree to cooperate at the Existing Parent Guarantor’s reasonable expense to cause to be done, executed, acknowledged and delivered each and every such further act, conveyance and assurance reasonably required in order to accomplish the purpose of this Agreement.

3.Counterparts. This Agreement may be executed in multiple counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Transmission by telecopier, facsimile or other form of electronic transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Agreement shall be deemed to be a duplicate original.

4.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Amendment. This Agreement may not be amended, supplemented, waived or otherwise modified without the prior written consent of all the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first written above.

NII HOLDINGS, INC.
By: _________________________________
Name: Shana C. Smith Title: Vice President, General Counsel and Corporate Secretary

CHINA DEVELOPMENT BANK, as Lender under the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement
By: _________________________________
Name: Title:

CHINA DEVELOPMENT BANK, as Administrative Agent under the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement
By: _________________________________
Name: Title: